                                                                   EXHIBIT 10.52





                         RECEIVABLES TRANSFER AGREEMENT

                                  by and among


                     HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I

                                       and

                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II

                                   as Issuers,

                                   HPSC, INC.

                                  as Servicer,


                                   HPSC, INC.

                                       and

                     AMERICAN COMMERCIAL FINANCE CORPORATION

                         as Originators and Transferors,


                            HPSC Bravo Funding Corp.

                                       and

                           HPSC Capital Funding, Inc.

                                 as Transferors,



                          Dated as of December 1, 2000

                     HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I
                                       and
                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II

                         Equipment Contract Backed Notes

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
ARTICLE I.       DEFINITIONS...............................................................   1

   Section 1.01. Definitions...............................................................   1
   Section 1.02. General Interpretive Principles...........................................   1

ARTICLE II.      TRANSFER OF CONVEYED ASSETS...............................................   2

   Section 2.01. Conveyance of Initial Conveyed Assets.....................................   2
   Section 2.02. Conveyance of Subsequent Conveyed Assets..................................   4
   Section 2.03. Subsequent Revolver Transfers.............................................   6
   Section 2.04. Custody of Contract Files.................................................   6

ARTICLE III.     REPRESENTATIONS AND WARRANTIES............................................   6

   Section 3.01. Representations and Warranties............................................   6
   Section 3.02. Representations and Warranties of the Originators with Respect to the Contracts..........................................................  12
   Section 3.03. Substitution of Contracts and Equipment by each of the Originators and the Servicer.......................................................  18
   Section 3.04. Breach of Representations and Warranties; Repurchase of Contracts.........  19

ARTICLE IV.      COVENANTS.................................................................  20

   Section 4.01. Covenants of the Originators..............................................  20
   Section 4.02. Covenants of the Issuers..................................................  24
   Section 4.03. Transfer of Conveyed Assets...............................................  25

ARTICLE V.       CONDITIONS PRECEDENT......................................................  26

   Section 5.01. Conditions to Issuers' Initial Obligations................................  26
   Section 5.02. Conditions to Issuers' Subsequent Obligations.............................  26

ARTICLE VI.      TERMINATION...............................................................  27

   Section 6.01. Termination...............................................................  27

ARTICLE VII.     MISCELLANEOUS PROVISIONS..................................................  28

   Section 7.01. Amendment.................................................................  28
   Section 7.02. GOVERNING LAW.............................................................  28
   Section 7.03. Waiver of Jury Trial......................................................  28
   Section 7.04. Notices...................................................................  28
   Section 7.05. Severability of Provisions................................................  28
   Section 7.06. Assignment................................................................  29
   Section 7.07. Further Assurances........................................................  29
   Section 7.08. No Waiver; Cumulative Remedies............................................  29
   Section 7.09. Counterparts..............................................................  29
   Section 7.10. Binding Effect; Third-Party Beneficiaries.................................  29
   Section 7.11. Merger and Integration....................................................  29
   Section 7.12. Headings..................................................................  29
   Section 7.13. Schedules and Exhibits....................................................  30


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
                                                                                            Page
                                                                                            ----
   Section 7.14. No Bankruptcy Petition Against the Transferors or the Issuers.............  30
   Section 7.15. Limited Recourse to SPV Transferors.......................................  30





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                         RECEIVABLES TRANSFER AGREEMENT

     THIS RECEIVABLES TRANSFER AGREEMENT (this "Agreement"), dated as of December 1, 2000, is entered into among HPSC, INC. ("HPSC"), a Delaware corporation, as servicer (the "Servicer") and as an originator (an "Originator"), AMERICAN COMMERCIAL FINANCE CORPORATION ("ACFC"), a Delaware corporation as an originator (an "Originator", and together with HPSC, the "Originators"), HPSC BRAVO FUNDING CORP. ("Bravo"), a Delaware corporation, as a "Transferor", HPSC CAPITAL FUNDING, INC. ("Capital" and together with HPSC, ACFC and Bravo, the "Transferors"), a Delaware corporation, as a "Transferor" and HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I ("LLC I"), a Delaware limited liability company and HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II ("LLC II"), a Delaware limited liability company as issuers (each of LLC I and LLC II, an "Issuer", and collectively, the "Issuers").

                                   WITNESSETH:

         WHEREAS, each of Bravo and Capital has previously acquired their respective rights in certain Contracts, Equipment and other Collateral from HPSC and ACFC under certain existing purchase agreements; and

         WHEREAS, each of the Transferors desires to convey, transfer, sell and assign all of its right, title and interest in and to the Contracts and all of its right, title and interest in and to the Equipment and all other Collateral to LLC I or LLC II, as applicable, upon the terms and conditions hereinafter set forth; and

         WHEREAS, each of the Originators, the Servicer, each of the Transferors and each of the Issuers agree that all representations, warranties, covenants and agreements made by it herein shall be for the benefit of the Noteholders and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.01. Definitions. Whenever used in this Agreement, capitalized terms used and not defined herein shall have the meanings set forth in Annex A hereto.

         Section 1.02. General Interpretive Principles.

         For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as in effect on the date hereof;

         (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                                  ARTICLE II.

                           TRANSFER OF CONVEYED ASSETS

         Section 2.01. Conveyance of Initial Conveyed Assets.

         (a) Each of Bravo and Capital hereby sells, transfers and otherwise conveys to LLC I all of its right, title and interest in, to and under the Initial Contracts owned by it on the date hereof and set forth on the List of Initial Contracts attached hereto as Schedule 1A, and the Initial Conveyed Assets related thereto, without recourse. Notwithstanding the foregoing, each of Bravo and Capital retains all rights to monies due under the Contracts prior to January 1, 2001.

         (b) Each of ACFC, Bravo and Capital hereby sells, transfers and otherwise conveys to LLC II all of its respective right, title and interest in, to and under the Initial Contracts owned by it on the date hereof and set forth on the List of Initial Contracts attached hereto as Schedule 1B and 1C, respectively, and the Initial Conveyed Assets related thereto, without recourse (except as set forth herein and, solely in the case of ACFC, in the Indenture). Notwithstanding the foregoing, each of Bravo and Capital retains all rights to monies due under the Contracts prior to January 1, 2001.

         (c) The conveyances occurring on the Closing Date, each Subsequent Transfer Date and each Substitute Transfer Date shall be consummated such that only Conveyed Assets which constitute Financial Assets may be conveyed to LLC I. The Conveyed Assets which are conveyed to LLC I and LLC II, respectively, on the Closing Date, each Subsequent Transfer Date and each Substitute Transfer Date will be indicated on a List of Contracts delivered to the Indenture Trustee on such date.

         (d) In connection with such sales and conveyances, each of the Transferors agrees to record and file financing statements (and thereafter will file continuation statements with respect to such financing statements) (such recordation and filing to be at the expense of the



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


Servicer) with respect to the related Initial Conveyed Assets sold and to be transferred to LLC I or LLC II, as applicable, pursuant to this Agreement, the Subsequent Conveyed Assets to be sold and transferred to LLC I or LLC II pursuant to any Subsequent Transfer Agreement, and the Substitute Conveyed Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer, conveyance and sale of the related Initial Conveyed Assets, the related Subsequent Conveyed Assets and the related Substitute Conveyed Assets (subject to the Filing Requirements with respect to the Equipment) from each of the Transferors to LLC I or LLC II, as applicable, and the transfer, assignment and pledge of the Pledged Property from LLC I or LLC II, as applicable, to the Indenture Trustee on behalf of the Noteholders, pursuant to the Indenture, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Indenture Trustee within thirty (30) days of each Conveyance Date. The Contract Files (including each original executed Contract) will not be physically delivered to the Issuers but instead will be held by the Custodian for the benefit of the Indenture Trustee.

         (e) In accordance with the Servicing Agreement, including, without limitation, Section 4.11(d) thereof, the Servicer shall, on or prior to the related Conveyance Date, and with respect to Substitute Contracts, as soon as possible, but in no event later than two (2) Business Days after the related Conveyance Date, (i) cause the Contract Management System to be marked with a specified code (the "Contract Management Code") to show that the Initial Conveyed Assets, the Subsequent Conveyed Assets, or the Substitute Conveyed Assets, as the case may be, have been assigned and transferred to LLC I or LLC II, as applicable, in accordance with this Agreement, a Subsequent Transfer Agreement or a Substitute Transfer Agreement, as applicable, and pledged to the Indenture Trustee on behalf of the Noteholders pursuant to the Indenture and
(ii) prepare and hold in its capacity as Servicer on behalf of the Issuers and the Indenture Trustee the List of Initial Contracts on or prior to the Closing Date, a List of Subsequent Contracts on or prior to the related Subsequent Transfer Date and a List of Substitute Contracts on or prior to the related Substitute Transfer Date. Pursuant to Section 3.03, each of the Originators or the Servicer may, from time to time, convey Substitute Contracts to LLC I or LLC II, as applicable, by delivering a List of Substitute Contracts to the Issuers and the Indenture Trustee on each Conveyance Date.

         (f) Except for the obligations of each of the Originators and the Servicer pursuant to the Servicing Agreement and the Indenture with respect to any breach of a representation or warranty made therein with respect to the Conveyed Assets, the conveyance of the Conveyed Assets will be without recourse to the Transferors. Upon each Transferor's transfer of its interest in the Conveyed Assets to LLC I or LLC II, as applicable, the Transferors will not bear any further risk with respect to the ultimate collectibility of the Contracts or the adequacy of the collateral securing the Contracts or the value or sufficiency of the Equipment.

         (g) It is the intention of the parties hereto that each transfer of the Conveyed Assets to be made pursuant to the terms hereof shall constitute a sale and an absolute assignment of such Conveyed Assets by the Transferors to LLC I or LLC II, as applicable, and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale and an absolute assignment, each of the Transferors hereby grants to LLC I or LLC II, as applicable, a first priority perfected security interest in all of each Transferor's respective right, title and interest in, to and under such Conveyed Assets and all



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income and proceeds thereof, to secure all of such Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Conveyed Assets for the benefit of the Noteholders, holds the Conveyed Assets as assignee of LLC I or LLC II, as applicable, as secured party.

     Section 2.02. Conveyance of Subsequent Conveyed Assets. (a) Subject to the conditions set forth in paragraph (c) below, on any Subsequent Transfer Date HPSC shall sell, assign, set over and convey, without recourse, to LLC I and/or LLC II, and ACFC shall sell, assign, set over and convey, without recourse, to LLC II, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of each of HPSC and ACFC, as applicable, in and to the Subsequent Contracts and the Subsequent Conveyed Assets identified on the related List of Subsequent Contracts. The transfer by each of HPSC and ACFC, as applicable, to LLC I and/or LLC II of the Subsequent Contracts and the Subsequent Conveyed Assets identified on each List of Subsequent Contracts shall be absolute and is intended by each of HPSC and ACFC and LLC I and/or LLC II to constitute and to be treated as a sale and an absolute assignment of the Subsequent Contracts and the Subsequent Conveyed Assets by each of HPSC and ACFC, as applicable, to LLC I and/or LLC II. Subsequent Transfer Dates shall occur not more frequently than once during each calendar month.

     In the event such transactions shall be deemed not to be a sale and an absolute assignment, each of HPSC and ACFC hereby grants to LLC I and/or LLC II as of each Subsequent Transfer Date a first priority perfected security interest in all of each of HPSC's and ACFC's right, title and interest in, to and under each Subsequent Contract and each related Subsequent Conveyed Asset, and all income and proceeds thereof, to secure all of HPSC's and ACFC's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Contracts and the Subsequent Conveyed Assets for the benefit of the Noteholders, holds the Subsequent Contracts and the Subsequent Conveyed Assets as assignee of LLC I and/or LLC II as secured party.

     The ratio of the Outstanding Contract Balance of the Practice Finance Contracts to the Aggregate Outstanding Contract Balance as of the end of the Pre-Funding Period shall not exceed such ratio as of the Closing Date.

     The related Contract File for each Subsequent Contract shall be delivered to the Custodian two Business Days prior to the related Subsequent Transfer Date.

     (b) The Indenture Trustee, on the related Subsequent Transfer Date, at the direction of LLC I and/or LLC II, subject to the satisfaction of the conditions set forth in clause (c) below, shall release to LLC I and/or LLC II from the Pre-Funding Account an amount equal to the aggregate Discounted Contract Balance of the Subsequent Contracts (other than Revolving Loans) and the current Outstanding Revolver Balance of Subsequent Contracts which are Revolving Loans, so transferred as of the close of the third Business Day prior to the applicable Subsequent Transfer Date.


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     (c) The Subsequent Transferors shall transfer to LLC I and/or LLC II the
Subsequent Conveyed Assets and LLC I and/or LLC II shall cause to be released funds from the Pre-Funding Account, only upon satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

         (i) The Subsequent Transferors shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Agreement, substantially in the form of Exhibit A attached hereto, including a List of Subsequent Contracts attached thereto, and confirming the satisfaction of each condition precedent specified in this paragraph (c);

         (ii) As of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Agreement in the form of Exhibit A, none of the Subsequent Transferors (a) shall be insolvent or have been made insolvent by such transfers, nor shall they be aware of any pending insolvency, (b) shall intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (c) shall make such transfer with actual intent to hinder, delay or defraud any Person, and (d) shall have assets that constitute unreasonably small capital to carry out its business as then conducted;

         (iii) Each such Subsequent Contract must satisfy the representations and warranties made in Section 3.02 of this Agreement and each Transferor shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

         (iv) The Subsequent Transferors shall not have selected such Subsequent Contracts in a manner that they reasonably believe is adverse to the interests of the Noteholders;

         (v) Such transfer shall not result in a material adverse tax consequence to either of the Issuers or the Noteholders;

         (vi) The Pre-Funding Period shall not have terminated;

         (vii) The Subsequent Transferors shall have provided the Indenture Trustee and the Rating Agencies with an Addition Notice not later than three Business Days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by any of them with respect to the related Subsequent Contracts;

         (viii) The Subsequent Transferors shall have deposited in the Collection Account all Collections in respect of the related Subsequent Contracts since the related Subsequent Cut-Off Date;

         (ix) All Financing Statements prepared in accordance with the Filing Requirements and executed on behalf of each of the Subsequent Transferors, as appropriate, shall have been delivered to the Indenture Trustee;

         (x) LLC I and/or LLC II shall have received a Custody Receipt with respect to the Contract Files for the Subsequent Contracts listed on the related List of Subsequent Contracts; and


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


         (xi) Each of the Subsequent Transferors shall have delivered to the Rating Agencies and the Indenture Trustee "bringdown opinions" to the Opinions of Counsel regarding bankruptcy, delivered on the Closing Date with respect to the transfer of such Subsequent Contracts, in form and substance substantially similar to Exhibit B hereto.

         (xii) In respect of Revolving Loans transferred to LLC II during the Pre-Funding Period, the Aggregate Outstanding Revolver Balance of such Revolving Loans, as of the respective Subsequent Transfer Dates on which such Revolving Loans were transferred to LLC II, shall not exceed $2,000,000.

         (xiii) All necessary consents, including, without limitation, consents of Triple-A One Funding Corporation and Capital Markets Assurance Corporation.

     Section 2.03. Subsequent Revolver Transfers. (a) In the event that after the Closing Date ACFC originates Receivables in respect of Revolving Loans then owned by LLC II, ACFC shall have the right to offer to sell, transfer and convey such Receivables to LLC II upon one Business Day's prior written notice to LLC II and the Indenture Trustee, which notice shall set forth the date of such sale, transfer and conveyance (the "Subsequent Revolver Transfer Date"). On any Subsequent Revolver Transfer Date, LLC II may, subject to Section 3.09 of the Indenture, purchase such Receivables from ACFC for a purchase price equal to the Outstanding Revolver Balance in respect of such Receivables.

     (b) After the termination of the Pre-Funding Period, the Outstanding Contract Balance of the Revolving Loans shall not exceed 6% of the sum of (i) the Aggregate Outstanding Contract Balance as of the Initial Cut-Off Date and
(ii) the Original Pre-Funded Amount.

     Section 2.04. Custody of Contract Files. In connection with the sale, transfer and conveyance of the Contracts (including the Subsequent Contracts) to LLC I or LLC II, as applicable, pursuant to this Agreement and each Subsequent Transfer Agreement, the Servicer shall deliver the related Contract Files to the Custodian; provided, however, that the Servicer may retain copies of the Contract Files in connection with the performance of its obligations under the Servicing Agreement.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties. (a) Each of the Originators hereby makes the following representations and warranties for the benefit of the Indenture Trustee, the Noteholders and the Issuers. Such representations and warranties are made as of each Conveyance Date and shall survive each assignment, transfer and conveyance by the Transferors of the Conveyed Assets to LLC I or LLC II, as applicable, and their successors and assigns.

         (i) Organization and Good Standing. Each of the Originators is a corporation duly organized, validly existing and in good standing, under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted;


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         (ii) Due Qualification. Each of the Originators is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of each of the Originators to comply with the terms of this Agreement, any Subsequent Transfer Agreement or any other Transaction Document to which it is a party;

         (iii) Legal Name. The legal name of HPSC and ACFC, as applicable, is as set forth in their respective signature lines of this Agreement and neither HPSC nor ACFC, as applicable, has changed its name since its formation and since such formation neither HPSC nor ACFC, as applicable, used, or now uses, any trade names, fictitious names, assumed name or "doing business as" names;

         (iv) Power and Authority. Each of the Originators has the corporate power and authority to execute and deliver this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, and to carry out its obligations set forth herein and therein; and the execution, delivery, and performance of this Agreement, any Subsequent Transfer Agreement and any other Transaction Document to which it is a party, has been duly authorized by each of the Originators by all necessary corporate action;

         (v) Due Execution and Delivery. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered on behalf of each of HPSC and ACFC;

         (vi) Title. Immediately prior to the transfers herein contemplated, each of HPSC and ACFC, as applicable, had good and marketable title to the Contracts and Conveyed Assets to be conveyed by HPSC and ACFC, respectively, to LLC I or LLC II, as applicable, hereunder, free and clear of all Adverse Claims;

         (vii) Valid Assignment; Binding Obligations. This Agreement constitutes a valid sale, assignment, transfer and conveyance to LLC I or LLC II, as applicable, of all right, title, and interest of HPSC and ACFC, as applicable, in, to and under the Contracts and the Conveyed Assets, and such Contracts and Conveyed Assets will be held by LLC I or LLC II, as applicable, free and clear of any Adverse Claim of any Person claiming through or under HPSC and ACFC, as applicable, except the lien on the Contracts and the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement and every other Transaction Document to which it is a party when duly executed and delivered, will constitute the legal, valid, and binding obligation of HPSC and ACFC, as applicable, enforceable against HPSC and ACFC, as applicable, in accordance with their respective terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;


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         (viii) Insolvency. Neither Bravo nor Capital, as applicable, is insolvent nor will be rendered insolvent by the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and each of Bravo and Capital, as applicable, has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder and under each other Transaction Document to which it is a party;

         (ix) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement, any Subsequent Transfer Agreement and the other Transaction Documents to which HPSC or ACFC, as applicable, is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of either of HPSC or ACFC, as applicable, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which HPSC or ACFC, as applicable, is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, any Subsequent Transfer Agreement or the other Transaction Documents to which HPSC or ACFC, as applicable, is a party, or violate any law or any order, injunction, writ, rule, or regulation applicable to HPSC or ACFC, as applicable, of any Governmental Authority having jurisdiction over HPSC or ACFC, as applicable, or any of its properties which is reasonably likely to have a material adverse effect on (A) the transactions contemplated under this Agreement, any Subsequent Transfer Agreement or the other Transaction Documents to which HPSC or ACFC, as applicable, is a party or (B) the validity, enforceability or collectability of the Conveyed Assets;

         (x) No Proceedings. There are no Proceedings or investigations pending, or, to the knowledge of HPSC or ACFC, as applicable, threatened, before any Governmental Authority (A) asserting the invalidity of the Transaction Documents to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents to which it is a party, or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by HPSC or ACFC, as applicable, of its obligations under, or the validity or enforceability of, the Transaction Documents to which it is a party; and

         (xi) No Consent Required. None of HPSC or ACFC is required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement and the Transaction Documents to which it is a party, except for such as have been obtained, effected or made.

         (xii) Fair Consideration. The consideration received by each of HPSC and ACFC hereunder is fair consideration having value reasonably equivalent to or in excess of the value of the Contracts and the Conveyed Assets conveyed by it and the performance of HPSC's and ACFC's respective obligations hereunder;

         (xiii) Principal Place of Business of HPSC. The principal place of business and chief executive office of HPSC is located at 60 State Street, Boston Massachusetts 02109-1803 and, there are not now, and during the past four months there have not been, any other locations where HPSC is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing;

         (xiv) Principal Place of Business of ACFC. The principal place of business and chief executive office of ACFC is located at 433 South Main Street, West Hartford, Connecticut 06110 and, there are not now, and during the past four months there have not been, any other locations where ACFC is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing;

         (xv) Valid Business Reasons. Each of HPSC and ACFC has valid business reasons for selling its interest in the Contracts and the Conveyed Assets rather than obtaining a loan with the Contracts and the Conveyed Assets as collateral;

         (xvi) Absence of Event. No event has occurred which materially and adversely affects either of HPSC's or ACFC's operations or its ability to perform its obligations under the Transaction Documents to which it is a party; and

         (xvii) Accounting Treatment. Each of HPSC and ACFC will treat the sale of the Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, pursuant to Article II as a sale of the Contracts and the Conveyed Assets to LLC I or LLC II, as applicable, for financial reporting and accounting purposes.

     (b) Each of Bravo and Capital hereby makes the following representations and warranties, in each case solely as to itself, for the benefit of the Indenture Trustee, the Noteholders and the Issuers. Such representations and warranties are made as of each Conveyance Date on which Bravo or Capital, as applicable transfers Conveyed Assets and shall survive each sale, assignment, transfer and conveyance by the Transferors of the respective Conveyed Assets to LLC I or LLC II, as applicable, and their successors and assigns.

         (i) Organization and Good Standing. Each of Bravo and Capital is a corporation, duly organized, validly existing and in good standing, under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority, and legal right to acquire and own the Conveyed Assets transferred by it;

         (ii) Due Qualification. Each of Bravo and Capital is qualified as a foreign corporation in any state where it is required to be so qualified to conduct its business and has obtained all necessary licenses, consents and approvals as required under federal and state law, in each case, where the failure to be so qualified, licensed, consented to or approved could reasonably be expected materially and adversely to affect the ability of Bravo or Capital, as applicable, to comply with the terms of this Agreement and the secretary's certificate and Officer's Certificate to be delivered by each of Bravo and Capital;

         (iii) Legal Name. The legal name of Bravo and Capital, as applicable, is as set forth in their respective signature lines of this Agreement and neither Bravo nor Capital, as applicable, has changed its name since its formation and since such formation neither Bravo nor Capital, as applicable, used, or now uses, any trade names, fictitious names, assumed name or "doing business as" names;

         (iv) Power and Authority. Each of Bravo and Capital has the power and authority to execute and deliver this Agreement and any other Transaction Document to which it is a party, and to carry out its respective obligations set forth herein and therein; each of Bravo and Capital has duly authorized the conveyance to LLC I or LLC II, as applicable, of all of its right, title and interest, if any, in the Conveyed Assets transferred by it by all necessary action; and the execution, delivery, and performance of this Agreement, and any other Transaction Document to which it is a party, has been duly authorized by Bravo or Capital, as applicable, by all necessary action;

         (v) Due Execution and Delivery. This Agreement has been duly executed and delivered on behalf of each of Bravo and Capital;

         (vi) Title. Immediately prior to the transfers herein contemplated, each of Bravo and Capital, as applicable, had good and marketable title to the Contracts and Conveyed Assets to be conveyed by Bravo or Capital, respectively, to LLC I or LLC II, as applicable, hereunder, free and clear of all Adverse Claims created by or through Bravo or Capital as applicable;

         (vii) Valid Assignment; Binding Obligations. This Agreement constitutes a valid sale, assignment, transfer and conveyance to LLC I or LLC II, as applicable, of all right, title, and interest of Bravo and Capital, as applicable, in, to and under the Contracts and the Conveyed Assets to be conveyed by Bravo or Capital, respectively, and such Contracts and Conveyed Assets will be held by LLC I or LLC II, as applicable, free and clear of any Adverse Claim of any Person claiming through or under Bravo or Capital, as applicable, except the lien on the Contracts and the Conveyed Assets in favor of the Indenture Trustee granted pursuant to the Indenture; and this Agreement when duly executed and delivered, will constitute the legal, valid, and binding obligation of Bravo and Capital, as applicable, enforceable against Bravo and Capital, as applicable, in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity;

         (viii) Insolvency. Neither Bravo nor Capital, as applicable, is insolvent nor will be rendered insolvent by the transactions contemplated by this Agreement and each of Bravo and Capital, as applicable, has an adequate amount of capital to conduct its business in the ordinary course and to carry out its obligations hereunder;

         (ix) No Violation. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and the other Transaction Documents to which Bravo or Capital, as applicable, is a party will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of either of Bravo or Capital, as applicable, or any material indenture, agreement, mortgage, deed of trust, or other instrument to which Bravo or Capital, as applicable, is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its respective properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement or violate any law or any order, injunction, writ, rule, or regulation applicable to Bravo or Capital, as applicable, of any court or of any Governmental Authority having jurisdiction over Bravo or Capital, as applicable, or any of its properties which is reasonably likely to have a material adverse effect on (A) the transactions contemplated under this Agreement, any Subsequent Transfer Agreement or the other Transaction Documents to which Bravo or Capital, as applicable, is a party or (B) the validity, enforceability or collectability of the Contracts or the Conveyed Assets to be conveyed by Bravo or Capital, respectively;

         (x) No Proceedings. There are no Proceedings or investigations pending, or, to the knowledge of Bravo or Capital, as applicable, threatened against Bravo or Capital, as applicable, before any Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Subsequent Transfer Agreement, or (C) seeking any determination or ruling that is reasonably likely to materially and adversely affect the performance by Bravo or Capital, as applicable, of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party;

         (xi) No Consent Required. None of Bravo or Capital is required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority in connection with the execution, delivery or performance of this Agreement and the other Transaction Documents to which it is a party, except for such as have been obtained, effected or made;

         (xii) Fair Consideration. The consideration received by each of Bravo and Capital hereunder is fair consideration having value reasonably equivalent to or in excess of the value of the Contracts and the Conveyed Assets conveyed by it and the performance of Bravo's and Capital's respective obligations hereunder;

         (xiii) Principal Place of Business. The principal place of business and chief executive office of Bravo is located at 60 State Street, Boston, Massachusetts 02109-1803 and, there are not now, and during the past four months there have not been, any other locations where Bravo is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this Agreement, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing; and

         (xiv) Principal Place of Business. The principal place of business and chief executive office of Capital is located at 60 State Street, Boston, Massachusetts 02109-1803 and, there are not now, and during the past four months there have not been, any other locations where Capital is located (as that term is used in the UCC in the state of such location) except that, with respect to such changes occurring after the date of this, as shall have been specifically disclosed to the Servicer and the Indenture Trustee in writing.

     Section 3.02. Representations and Warranties of the Originators with Respect to the Contracts. With respect to each Contract, each of the Originators hereby makes the following representations and warranties to the Indenture Trustee, the Issuers and the Noteholders, on which the Indenture Trustee relies in accepting the Pledged Property in trust and authenticating the Notes, and on which the Noteholders have relied and will rely in purchasing the Notes. Such representations, warranties and covenants are made as of the Initial Cut-Off Date with respect to the Initial Contracts, as of the Subsequent Cut-Off Date with respect to the Subsequent Contracts and as of the Substitute Cut-Off Date with respect to the Substitute Contracts and shall survive the pledge, transfer, and assignment of any Pledged Property to the Indenture Trustee for the benefit of the Noteholders.

     (a) HPSC represents and warrants as follows with respect to each Contract that is not a Revolving Loan:

         (i) The Obligor under each Contract (A) is not an affiliate of HPSC and
(B) is not a government or a governmental subdivision or agency.

         (ii) The Obligor under each Contract has made at least one Scheduled Payment as of the Closing Date with respect to the Contracts included in the Asset Pool as of the Closing Date, as of the applicable Subsequent Transfer Date with respect to a Subsequent Contract, and with respect to a Substitute Contract, as of the related Substitute Transfer Date.

         (iii) The Obligor under each Contract is not an Obligor in respect of Contracts with an Aggregate Outstanding Contract Balance in excess of 1.5% of the Aggregate Outstanding Contract Balance of all Contracts.

         (iv) Each Contract is not a Defaulted Contract or a Delinquent
Contract.

         (v) The Obligor under each Contract has been directed to make all payments to the Lock-Box Account.

         (vi) Each Contract has an outstanding term of 85 months or less.

         (vii) The Contract Files for each Contract are in the custody of the Custodian on behalf of the Indenture Trustee.

         (viii) HPSC has performed all material obligations required to be performed by it under each Contract.

         (ix) Each Contract is "chattel paper" within the meaning of Article 9 of the UCC of all applicable jurisdictions. Each such Contract is secured by a first priority perfected security interest in the related Equipment and all other Collateral.

         (x) Each Contract is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended.

         (xi) There is not more than one original counterpart of each Contract.

         (xii) Each Contract is denominated and payable only in United States dollars in the United States by an Obligor with a billing address in the United States and for which the related Equipment is located in the United States.

         (xiii) Each Contract is in full force and effect and is and at all times will be the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and is not subject to, nor has there been asserted, any litigation, right of rescission, setoff, counterclaim or other defense thereunder.

         (xiv) No Contract contravenes, in any material respect, any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no part of such Contract is in violation of any such law, rule or regulation in any material respect.

         (xv) Each Contract is assignable without the prior written consent of the Obligor thereunder except for such consents as have been previously obtained.

         (xvi) Each Contract was generated in the ordinary course of business of HPSC.

         (xvii) The Obligor under each Contract is responsible for the payment of all expenses in connection with maintenance, repair, insurance and taxes with respect to the related Equipment and such Obligor is required to make Scheduled Payments thereunder without condition notwithstanding damage to or destruction of the Equipment, or any other event, including Equipment obsolescence.

         (xviii) No Contract is a lease on a Vehicle or other type of equipment which requires titling in the name of the related Issuer in order to perfect the Issuer's interest therein.

         (xix) Each Contract contains customary and enforceable provisions adequate for realization of the benefits of the related Collateral.

         (xx) No Contract is a "consumer lease" as defined in Section 2A-103(l)(e) of the UCC.

         (xxi) No Contract is subject to any guaranty of the payment obligation thereunder by HPSC or any of its Affiliates.

         (xxii) With respect to each Contract, HPSC has not established any specific credit reserve with respect to the related Obligor.

         (xxiii) Each Contract provides that HPSC and its assignees may accelerate all remaining Scheduled Payments due thereunder if the Obligor is in default under any of its obligations under such Contract.

         (xxiv) No Contract has been terminated as a result of the loss, theft, damage beyond repair or governmental seizure of any item of Equipment and/or Loan Agreement Collateral or for any other reason.

         (xxv) Each Contract provides that in the event of the loss, theft, damage beyond repair or governmental seizure of the related Equipment and/or Loan Agreement Collateral, the Obligor is required to repair or replace the related Equipment and/or Loan Agreement Collateral.

         (xxvi) The Obligor under each Contract has represented to HPSC that such Obligor has accepted the related Equipment and/or Loan Agreement Collateral or is contractually bound to accept such Equipment and/or Loan Agreement Collateral upon shipment or delivery thereof.

         (xxvii) Each Contract has been originated in all material respects in accordance with the then effective Credit and Collection Policies and Procedures.

         (xxviii) The information set forth on the List of Initial Contracts is complete, true and correct as of the Initial Cut-Off Date.

         (xxix) Each Contract and the Equipment and/or Loan Agreement Collateral have not been assigned or pledged, and HPSC has good and marketable title thereto, and HPSC is the sole owner and holder of each Contract, Equipment and/or Installment Sales Collateral free and clear of any and all liens, claims, encumbrances, participation or contingent interests, shares appreciation features, equities, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

         (xxx) Each Loan Agreement is a valid, subsisting and enforceable first or lien on the related Loan Agreement Collateral.

         (xxxi) The terms of each Contract have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been filed and/or recorded, in all places necessary to perfect, maintain and continue the validity and priority lien of each Contract. The substance of any such alteration or modification is reflected on the List of Initial Contracts.

         (xxxii) No instruments of release or waiver have been executed in connection with any Contract, and no Obligor has been released from liability under any Contract, in whole or in part.

         (xxxiii) The Contract File is complete and contains each of the documents and instruments specified to be included therein duly executed and in due and proper form.

         (xxxiv) Each Contract obligates the relevant Obligor thereunder to maintain insurance on the related Equipment at such Obligor's cost and expense, and upon such Obligor's failure to do so, authorizes the holder of the Contract to call an event of default or, at holder's option, to obtain and maintain such insurance at such Obligor's cost and expense and to seek reimbursement therefor from the Obligor. All Collateral securing each Contract is covered by such insurance.

         (xxxv) No Contract is subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Contract, or the exercise of any right thereunder, render any Contract unenforceable, in whole or in part, or subject to any right of rescission, set off, abatement, diminution, counterclaim or defense, including the defense of usury, or the violation of any applicable disclosure or consumer credit laws, and no such right of rescission, set-off, abatement, diminution, counterclaim or defense has been asserted with respect thereto.

         (xxxvi) Each Loan Agreement contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Loan Agreement in the event the related Loan Agreement Collateral is sold without the prior consent of HPSC thereunder.

         (xxxvii) Each Contract contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Equipment and/or Loan Agreement Collateral of the benefits of the security, including by judicial foreclosure.

         (xxxviii) The origination, servicing and collection practices used by HPSC with respect to each Contract have been in all respects legal, proper, prudent and have met customary standards utilized by lenders for commercial loan origination and servicing business.

         (xxxix) Each Contract provides for the Obligor to pay a base monthly payment, and contains other provisions customarily included in such commercial loans.

         (xl) There is no claim, litigation or other judicial or administrative proceeding pending or, to the knowledge of HPSC, threatened against the Equipment and/or Loan Agreement Collateral or any Obligor which could materially and adversely affect the value of the Equipment and/or Loan Agreement Collateral or the validity or priority of any Contract or the ability of any Obligor to perform its obligations in connection with any Contract.

         (xli) The Contracts have not been selected from HPSC's portfolio of commercial loans in a manner which would be adverse to the interests of the Noteholders.

     (b) ACFC represents and warrants as follows with respect to each Contract which is a Revolving Loan:

         (i) The Obligor under each Revolving Loan: (A) is not an affiliate of ACFC and (B) is not a government or a governmental subdivision or agency.

         (ii) The Obligor under each Revolving Loan has made at least one Scheduled Payment as of the Closing Date with respect to the Revolving Loans included in the Asset Pool as of the Closing Date, as of the applicable Subsequent Transfer Date with respect to a Subsequent Contract which is a Revolving Loan, and with respect to a Substitute Contract which is a Revolving Loan, as of the related Substitute Transfer Date.

         (iii) The Obligor under each Revolving Loan is not an Obligor in respect of Contracts with an Aggregate Outstanding Contract Balance in excess of 1.5% of the Aggregate Outstanding Contract Balance of all Contracts.

         (iv) Each Revolving Loan is not a Defaulted Contract.

         (v) ACFC has performed all material obligations required to be performed by it under the Revolving Loan.

         (vi) There is not more than one original counterpart of each Revolving Loan.

         (vii) Each Revolving Loan is denominated and payable only in United States dollars in the United States by an Obligor with a billing address in the United States and for which the related Revolving Loan Collateral is located in the United States.

         (viii) Each Revolving Loan does not contravene, in any material respect, any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no part of such Revolving Loan is in violation of any such law, rule or regulation in any material respect.

         (ix) Each Revolving Loan is assignable without the prior written consent of the Obligor thereunder except for such consents as have been previously obtained.

         (x) Each Revolving Loan is non-cancelable and in full force and effect and is and at all times will be the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and is not subject to, nor has there been asserted, any litigation, right of rescission, setoff, counterclaim or other defense thereunder.

         (xi) Each Revolving Loan was generated in the ordinary course of business of the ACFC.

         (xii) The Obligor under each Revolving Loan has been directed to make all payments to a segregated account in the name of the Indenture Trustee.

         (xiii) Each Revolving Loan has an outstanding term of 33 months or less.

         (xiv) Each Revolving Loan contains customary and enforceable provisions adequate for realization of the benefits of the related collateral.

         (xv) Each Revolving Loan is not subject to any guaranty of the payment obligation thereunder by ACFC or any of its Affiliates nor has ACFC established any specific credit reserve with respect to the related Obligor.

         (xvi) Each Revolving Loan provides that ACFC and its assignees may accelerate all remaining Scheduled Payments due thereunder if the Obligor is in default under any of its obligations under such Contract.

         (xvii) Each Revolving Loan has been originated in all material respects in accordance with ACFC's underwriting policies and procedures.

         (xviii) The Contract Files for each Revolving Loan are in the custody of the Custodian on behalf of the Indenture Trustee.

         (xix) The information set forth on the List of Initial Contracts is complete, true and correct as of the Initial Cut-Off Date.

         (xx) Each Revolving Loan and the Revolving Loan Collateral have not been assigned or pledged, and ACFC has good and marketable title thereto, and ACFC is the sole owner and holder of each Revolving Loan and any Revolving Loan Collateral free and clear of any and all liens, claims, encumbrances, participation or contingent interests, shares appreciation features, equities, pledges, charges or security interests of any nature and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

         (xxi) Each Revolving Loan is a valid, subsisting and enforceable first or lien on the related Revolving Loan Collateral.

         (xxii) The terms of each Revolving Loan have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been filed and/or recorded, in all places necessary to perfect, maintain and continue the validity and priority lien of each Revolving Loan. The substance of any such alteration or modification is reflected on the List of Initial Contracts.

         (xxiii) No instruments of release or waiver have been executed in connection with any Revolving Loan, and no Obligor has been released from liability under any Revolving Loan, in whole or in part.

         (xxiv) The Contract File is complete and contains each of the documents and instruments specified to be included therein duly executed and in due and proper form.

         (xxv) Each Revolving Loan obligates the relevant Obligor thereunder to maintain insurance on the related Revolving Loan Collateral at such Obligor's cost and expense, and upon such Obligor's failure to do so, authorizes the holder of the Revolving Loan to call an event of default or, at holder's option, to obtain and maintain such insurance at such Obligor's cost and expense and to seek reimbursement therefor from the Obligor. All Revolving Loan Collateral is covered by such insurance.

         (xxvi) No Revolving Loan is subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Revolving Loan, or the exercise of any right thereunder, render any Revolving Loan unenforceable, in whole or in part, or subject to any right of rescission, set off, abatement, diminution, counterclaim or defense, including the defense of usury, or the violation of any applicable disclosure or consumer credit laws, and no such right of rescission, set-off, abatement, diminution, counterclaim or defense has been asserted with respect thereto.

         (xxvii) Each Revolving Loan contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Revolving Loan in the event the related Revolving Loan Collateral is sold without the prior consent of ACFC thereunder.

         (xxviii) Each Revolving Loan contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Revolving Loan Collateral of the benefits of the security, including by judicial foreclosure.

         (xxix) The origination, servicing and collection practices used by ACFC with respect to each Revolving Loan have been in all respects legal, proper, prudent and have met customary standards utilized by lenders for commercial loan origination and servicing business.

         (xxx) Each Revolving Loan provides for the Obligor to pay a monthly interest payment, and contains other provisions customarily included in such commercial loans.

         (xxxi) There is no claim, litigation or other judicial or administrative proceeding pending or, to the knowledge of ACFC, threatened against the Revolving Loan Collateral or any Obligor which could materially and adversely affect the value of the Revolving Loan Collateral or the validity or priority of any Revolving Loan or the ability of any Obligor to perform its obligations in connection with any Revolving Loan.

         (xxxii) The Revolving Loans have not been selected from ACFC's portfolio of commercial loans in a manner which would be adverse to the interests of the Noteholders.

     Section 3.03. Substitution of Contracts and Equipment by each of the Originators and the Servicer.

     (a) With respect to a substitution of Contracts in accordance with the provisions of this Section 3.03 and Section 4.02 of the Indenture, each proposed Substitute Contract must (i) satisfy all of the representations and warranties set forth in Section 3.02 of this Agreement, (ii) for Contracts which are not Revolving Loans, have a Discounted Contract Balance of not less than the Discounted Contract Balance of the Contract being replaced, and for Contracts which are Revolving Loans, have an Outstanding Revolver Balance of not less than the Outstanding Revolver Balance of the Contract being replaced, (iii) be eligible to be substituted by each of the Originators, as applicable, in accordance with the provisions of the Indenture, (iv) with respect to each Substitute Contract which is replacing a Lease, such Substitute Contract must be a Lease, (v) with respect to each Substitute Contract which is replacing a Loan Agreement, such Substitute Contract must be a Loan Agreement, (vi) with respect to each Substitute Contract which is replacing a Revolving Loan, such Substitute Contract must be a Revolving Loan, (vii) with respect to each Substitute Contract which is replacing a Contract with Residuals, such

Substitute Contract must have Residuals equal to or greater than the Residuals of the Contract which is being replaced, (viii) with respect to each Substitute Contract which is replacing a Step Lease for which the Step-up Date has not passed, such Substitute Contract must be a Step Lease with increased Scheduled Payments at least equal to the increased Scheduled Payments of the Contract being replaced, (ix) have a maturity date which is not later than the date which is six months prior to the latest Stated Maturity Date, (x) not be originated by ACFC and (xi) not be a Revolving Loan. For purposes of determining compliance with clause (ii) of the preceding sentence, if more than one Substitute Contract is being provided on any date, the Discounted Contract Balance or the Outstanding Revolver Balance, as applicable, of the Substitute Contracts and the Contracts being replaced shall be determined on an aggregate basis.

     (b) As of each Substitute Transfer Date, the Aggregate Outstanding Contract Balance of Substituted Contracts being substituted as a result of a Warranty Event, shall not exceed 5% of the sum of (i) the Initial Aggregate Contract Balance and (ii) the Original Pre-Funded Amount.

     (c) Any substitution of a Contract pursuant to this Agreement will be effected by (i) delivery to the Custodian of the Contract File for each such Substitute Contract at least two Business Days prior to such conveyance, (ii) filing of any Financing Statements necessary to perfect the interest of the Indenture Trustee in the Substitute Contracts and delivery to the Indenture Trustee of all such Financing Statements prepared in accordance with the Filing Requirements and (iii) delivery to the Indenture Trustee of a List of Substitute Contracts reflecting such substitution.

     (d) Except as may be set forth in the Transaction Documents, it is understood and agreed that the obligations of each of the Originators and the Servicer with respect to a breach as provided in this Section 3.03 and Section
4.02 of the Indenture constitute the sole remedy against each of the Originators and the Servicer for such breach available to the Issuers, the Indenture Trustee and the Noteholders.

     Section 3.04. Breach of Representations and Warranties; Repurchase of Contracts.

     (a) If HPSC or ACFC during the term of this Agreement discovers, or receives notice from the Indenture Trustee, the Servicer or the Noteholders, that any of its representations or warranties contained in Section 3.01 or 3.02 are, in any material respect, false, incorrect or misleading, or if HPSC or ACFC obtains knowledge of any event or circumstance that would reasonably cause HPSC or ACFC to believe that any of its respective representations or warranties are, in any material respect, false, incorrect or misleading, HPSC or ACFC, as applicable, shall repurchase the relevant Contracts in accordance with Section
4.01 of the Indenture. If ACFC fails to repurchase any Contract or Contracts which it is obligated to repurchase pursuant to this Section 3.04 and Section
4.01 of the Indenture, HPSC shall repurchase the relevant Contracts in accordance with Section 4.01 of the Indenture.

     (b) Subject to the provisions of Sections 4.02(b) through (d) of the Indenture and only with respect to Contracts held by LLC II, (i) the Servicer or an Originator may substitute one or more Contracts, transfer all of its right, title and interest in the related Substitute

Conveyed Assets and terminate the security interest in the related Equipment with respect to any Contract that becomes a 90-Day Delinquent Contract or a Defaulted Contract or is the subject of a Casualty Loss, (ii) the Servicer may substitute one or more Substitute Contracts, transfer all of its right, title and interest in the related Substitute Conveyed Assets and terminate the security interest in the related Equipment with respect to any Contract that is subject to a Full Prepayment, and (iii) the Servicer or the Originators, as the case may be, may substitute one or more Substitute Contracts, transfer all of its right, title and interest in the related Substitute Conveyed Assets and terminate the security interest in the related Equipment with respect to any Contract that is the subject of a Warranty Event and in respect of which such Substitute Contracts are substituted.

                                   ARTICLE IV.

                                    COVENANTS

     Section 4.01. Covenants of the Originators. Each of the Originators hereby covenants and agrees with the Issuers, the Noteholders and the Indenture Trustee with respect to itself as follows:

     (a) Preservation of Security Interest. The Originators shall execute and file or cause to be executed and filed such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Issuers, as owners, and the Indenture Trustee, as secured party, in the Contracts and the Conveyed Assets (subject to the Filing Requirements with respect to the Equipment). The Originators shall deliver (or cause to be delivered) to the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Obligations with Respect to Contracts and Conveyed Assets. Each of the Originators will duly fulfill all obligations on its part to be fulfilled under or in connection with each Contract, and will do nothing to impair the rights of the Issuers or the Indenture Trustee in any of the Contracts or the Conveyed Assets.

     (c) Compliance with Law. Each of the Originators will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority applicable to its business and to the Contracts and the Conveyed Assets or any part thereof; provided, however, that any of the Originators may contest any act, rule, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Issuers or the Indenture Trustee in the Contracts or the Conveyed Assets.

     (d) Conveyance of Contracts and Conveyed Assets; Security Interests. Except for the transfers and conveyances hereunder, under any Subsequent Transfer Agreement or under any other Transaction Document, the Originators will not, and will not permit other Transferors to, sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Adverse Claim, on any Contract, any Conveyed Asset, or any interest therein and the Originators shall defend the right, title, and interest of the Issuers, the Indenture Trustee and their respective successors and assigns in, to, and under the Contracts and the Conveyed Assets, against all claims of third parties claiming through or under the Transferors.

     (e) Notification of Breach. The Originators will advise the Issuers, the Indenture Trustee and the Noteholders promptly, in reasonable detail, upon discovery of the occurrence of a breach, in any material respect, by either of the Originators, the Servicer or any of the Transferors of any of its respective representations, warranties and covenants contained herein.

     (f) Further Assurances. Each of the Originators will make, execute or endorse, acknowledge and file or deliver (or will cause to be made, executed or endorsed, acknowledged and filed or delivered) to the Issuers and the Indenture Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Contracts and the Conveyed Assets and other rights covered by this Agreement, as the Issuers, a Noteholder or the Indenture Trustee may request and reasonably require, provided that no UCC filing will be required with respect to the Equipment, except as required by the Filing Requirements.

     (g) Indemnification. Each of the Originators agrees to indemnify, defend and hold the Issuers, the Noteholders and the Indenture Trustee harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which any of them may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach of representations and warranties contained in Section
3.01 or 3.02 or covenants contained in this Section 4.01, or any information certified or set forth in this Agreement or in any schedule delivered by it hereunder, being untrue in any material respect at any time. The obligations of the Originators under this Section 4.01(g) shall be considered to have been relied upon by the Issuers, the Noteholders and the Indenture Trustee and shall survive the execution, delivery, and performance of this Agreement regardless of any investigation made by or on behalf of the Issuers, the Noteholders or the Indenture Trustee.

     (h) Notice of Adverse Claims. The Originators shall notify the Issuers, the Noteholders and the Indenture Trustee, promptly after becoming aware of any Adverse Claim on any Contract or Conveyed Asset.

     (i) Taxes. Each of the Originators shall promptly pay or cause to be paid all applicable taxes required to be paid in connection with the transfer of the Contracts and the Conveyed Assets by the Transferors to LLC I or LLC II, as applicable, and acknowledges that none of the Issuers, Bravo or Capital shall have any responsibility with respect thereto. Each of the Originators shall promptly pay and discharge, or cause the payment and discharge of, all federal income taxes (and all other material taxes) when due and payable by each Transferor, except such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The Originators shall promptly notify the Issuers, the Indenture Trustee and the Noteholders of any material challenge, contest or proceeding pending by or against any of the Transferors before any taxing authority.

     (j) Operation of each of Bravo and Capital. The Originators shall ensure that each of Bravo and Capital shall:

         (i) be a limited purpose, corporation whose primary activities are restricted in its certificate of incorporation;

         (ii) not engage in any action that would cause the separate legal identity of Bravo or Capital not to be respected, including, without limitation,
(a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents;

         (iii) not be involved in the day-to-day management of HPSC, ACFC or the Issuers;

         (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by Bravo or Capital in accordance with its certificate of incorporation;

         (v) not commingle its funds, assets and records relating thereto with those of HPSC, ACFC or any other entity except in the Lock-Box Account, as provided for in the Escrow Agreement;

         (vi) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

         (vii) maintain separate corporate records and books of account and shall not commingle its corporate records and books of account with the records and books of account of any entity;

         (viii) not engage in any business or activity other than as permitted in its certificate of incorporation;

         (ix) comply with all restrictions and covenants in, and shall not fail to comply with the formalities established in, its certificate of incorporation and by-laws;

         (x) manage its day-to-day business without the involvement of HPSC, ACFC or any other entity, except for HPSC's role as a Servicer of receivables for Bravo or Capital, as applicable, or as otherwise contemplated under the SPV Transferor Documents;

         (xi) maintain a separate office from that of HPSC, ACFC and any other entity;

         (xii) not act as an agent of HPSC, ACFC or any other entity, except to the limited extent provided in the Transaction Documents and the SPV Transferor Documents; and

         (xiii) maintain at all times at least one director who is an independent director as required by its certificate of incorporation.

     (k) Financial Statements. The financial statements and books and records of each of the Originators will reflect the separate existence of the Transferors and the Issuers; the annual consolidated financial statements of each of the Originators after the date hereof will contain disclosures to the effect that each of the Originators has or will have one or more direct and indirect subsidiaries that were or may be established as bankruptcy remote entities to facilitate asset securitization; that in connection therewith, assets have been or will be transferred directly or indirectly by each of the Originators to such subsidiaries; and that these bankruptcy remote entities are separate legal entities the assets of which are not available to satisfy the claims of creditors of any of the Originators, any subsidiary or any other affiliate.

     (l) Merger or Consolidation. (i) Each of the Originators will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Agreement, any other Transaction Document to which it is a party and to perform its duties under this Agreement and each other Transaction Document to which it is a party.

         (ii) Any partnership, corporation or limited liability company (i) into which any Originator may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which any Originator shall be party, or
(iii) succeeding to any Originator's business substantially as a whole, shall execute an agreement of assumption to perform all of such Originator's obligations under this Agreement and any other Transaction Document to which it is a party, and upon such execution will be such Originator's successor under this Agreement and any other Transaction Document, without the execution or filing of any document or any further act on the part of any of the parties to this Agreement and any other Transaction Document to which it is a party, anything in this Agreement and any other Transaction Document to which it is a party to the contrary notwithstanding; provided, however, that (a) the Originators shall have delivered to the Rating Agencies, the Issuers, the Noteholders and the Indenture Trustee an Officer's Certificate and an opinion of counsel, satisfactory to each of them, each stating that such consolidation, conversion, merger, or succession and such agreement of assumption comply with this Section 4.01(l) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (b) the Originators shall have delivered to the Issuers, the Rating Agencies, the Noteholders and the Indenture Trustee an opinion of counsel, satisfactory to each of them, stating that, in the opinion of such counsel, (1) either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuers, the Indenture Trustee and the Noteholders in the Contracts and the Conveyed Assets and reciting the details of such filings, or
(B) no such action shall be necessary to preserve and protect such interest, and
(2) after giving effect to such merger or consolidation, such Transferor (or its successor) would not be substantively consolidated with HPSC or ACFC in the event of a bankruptcy of HPSC or ACFC and (c) such partnership, corporation or limited liability company shall have organizational documents with similar restrictions as those of the Transferor which is the object of such merger or consolidation.

     (m) Name Change or Relocation. If any change is to occur in a Transferor's name, identity or structure, or in the location of its principal place of business or chief executive office, then the Originators shall deliver at least thirty (30) days' prior written notice of such change or relocation to the Servicer, the Noteholders and the Indenture Trustee. No later than three days after the effective date of such change, the Originators shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's interest in the Pledged Property, and shall deliver copies thereof to the Indenture Trustee.

     (n) Chief Executive Offices. During the term of this Agreement and the Indenture, each of the Originators will maintain and will cause each other Transferor to maintain, its chief executive office and principal place of business in one of the States of the United States.

     Section 4.02. Covenants of the Issuers. Each of the Issuers hereby covenants and agrees with the Indenture Trustee and the Noteholders as follows:

     (a) Issuer's Certificate. Prior to each date as of which Contracts and the interest of LLC I or LLC II, as applicable, in the Equipment subject to such Contracts are to be purchased by the Originators or the Servicer, as applicable, pursuant to the Indenture, LLC I or LLC II, as applicable, shall submit to the Originators or the Servicer, as applicable, a certificate signed by a manager of LLC I or LLC II, as applicable (an "Issuer's Certificate"). Each Issuer's Certificate shall operate as an assignment, without recourse, representation, or warranty, to the Originators or the Servicer, as applicable, of all of LLC I's or LLC II's, as applicable, right, title, and interest in and to such purchased Contract, the related Equipment and all security and documents relating thereto, such assignment being an assignment outright and not for security; and upon payment of the Purchase Amount, each of the Originators or the Servicer, as applicable, will thereupon own such Contract, such interest in the related Equipment and all such security and documents, free of any further obligation to LLC I or LLC II, as applicable, with respect thereto.

     (b) Obligor's Quiet Enjoyment. Each of the Issuers hereby acknowledges and agrees that its rights in the Equipment are expressly subject to the rights of the related Obligors in such Equipment pursuant to the applicable Contracts. Each of the Issuers covenants and agrees that, so long as an Obligor shall not be in default of any of the provisions of the applicable Contract, none of the Issuers nor any assignee of the Issuers will disturb the Obligor's quiet and peaceful possession of the related Equipment and the Obligor's use thereof for its intended purpose.

     (c) Operation of each of the Issuers. Each of the Issuers shall:

         (i) be a limited purpose, limited liability company whose primary activities are restricted in its articles of organization and operating agreement;

         (ii) not engage in any action that would cause the separate legal identity of such Issuer not to be respected, including, without limitation, (a) holding itself out as being liable for the debts of any other party (other than the other Issuer) or (b) acting other than through its duly authorized agents;

         (iii) not be involved in the day-to-day management of HPSC or ACFC;

         (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by such Issuer in connection with the issuance of the Notes;

         (v) not commingle its funds (other than amounts temporarily deposited in the Lockbox Account), assets and records relating thereto with those of HPSC or ACFC or any other entity (other than the other Issuer) except in the Lock-Box Account as provided for in the Escrow Agreement;

         (vi) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

         (vii) maintain company records and books of account and shall not commingle its company records and books of account with the records and books of account of any entity;

         (viii) not engage in any business or activity other than in connection with or relating to its articles of organization and operating agreement;

         (ix) not form, or cause to be formed, any subsidiaries;

         (x) comply with all restrictions and covenants in, and shall not fail to comply with the limited liability company formalities established in, its articles of organization and operating agreement;

         (xi) manage its day-to-day business without the involvement of HPSC or ACFC;

         (xii) maintain a separate office from that of HPSC and ACFC;

         (xiii) not act as an agent of HPSC or ACFC, except to the limited extent provided in the Transaction Documents;

         (xiv) maintain at all times two independent managers as required by its limited liability company agreement; and

         (xv) not amend its articles of organization or operating agreement without the prior written consent of the Noteholders and a written confirmation from each of the Rating Agencies that the ratings on the Notes will not be downgraded or withdrawn.

     Section 4.03. Transfer of Conveyed Assets. Each of the Transferors, each of the Originators and the Servicer understands that the Issuers intend to pledge the Pledged Property to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture. Each of the Transferors, each of the Originators and the Servicer agrees that the Indenture Trustee may exercise the rights of the Issuers hereunder and shall be entitled to all of the benefits to which the Issuers are entitled to hereunder to the extent provided for herein.

                                   ARTICLE V.

                              CONDITIONS PRECEDENT

     Section 5.01. Conditions to Issuers' Initial Obligations. The obligations of LLC I or LLC II, respectively, to accept the transfer of the Initial Contracts and the Initial Conveyed Assets on the Closing Date as set forth herein shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of each of the Transferors, each of the Originators and the Servicer contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Initial Contracts and the Initial Conveyed Assets provided to the Issuers and the Noteholders shall be true and correct as of the Initial Cut-Off Date in all material respects; (c) Each of the Transferors shall have delivered to LLC I or LLC II, as applicable, a List of Initial Contracts as of the Initial Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) Each of the Transferors shall have recorded and filed, at the expense of the Servicer or the Originators, any financing statement with respect to the Initial Contracts and the Initial Conveyed Assets to be sold on the Closing Date to LLC I or LLC II, as applicable, by each Transferor, as applicable, pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Initial Contracts and the Initial Conveyed Assets from each such Transferor to LLC I or LLC II, as applicable (subject to the Filing Requirements with respect to the Equipment), and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Indenture Trustee;

     (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Issuers and the Noteholders, and the Issuers and the Noteholders shall have received from each of the Transferors copies of all documents (including, without limitation, records of corporate or partnership proceedings, as applicable) relevant to the transactions herein contemplated as the Issuers or any Noteholder may reasonably have requested; and

     (f) All conditions necessary to vest in each of the Transferors and subsequently in LLC I, LLC II and the Noteholders, good title, free and clear of all Adverse Claims, to its respective Initial Contracts, Initial Conveyed Assets and interests in Original Equipment and any other Collateral securing the contracts shall have been satisfied.

     Section 5.02. Conditions to Issuers' Subsequent Obligations. The obligations of LLC I or LLC II, respectively, to accept the transfer of any Subsequent Contracts and any Subsequent Conveyed Assets as set forth herein shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of each of the Subsequent Transferors, each of the Originators and the Servicer contained in this Agreement and every other Transaction Document to which it is a party, shall be true and correct on the Subsequent Transfer Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Subsequent Contracts and the related Subsequent Conveyed Assets provided to the Issuers shall be true and correct as of the applicable Subsequent Cut-Off Date in all material respects;

     (c) Each of the Subsequent Transferors shall have delivered to LLC I or LLC II, as applicable, a List of Subsequent Contracts as of the applicable Subsequent Cut-Off Date and shall have substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) Each of the Subsequent Transferors shall have recorded and filed, at the expense of the Servicer, any financing statement with respect to the Subsequent Contracts and the related Conveyed Assets to be sold on such Subsequent Closing Date to LLC I or LLC II, as applicable, by each Transferor, as applicable, pursuant to this Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Subsequent Contracts and the related Subsequent Conveyed Assets from each such Subsequent Transferor to LLC I or LLC II, as applicable (subject to the Filing Requirements with respect to the Equipment), and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Indenture Trustee;

     (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Issuers, and the Issuers shall have received from each of the Subsequent Transferors copies of all documents (including, without limitation, records of corporate or partnership proceedings, as applicable) relevant to the transactions herein contemplated as the Issuers may reasonably have requested; and

     (f) All conditions necessary to vest in each of the Subsequent Transferors good title, free and clear of all Adverse Claims, to its respective Subsequent Contracts and the related Subsequent Conveyed Assets and interests in the related Equipment and other Collateral securing the Contracts shall have been satisfied.

                                   ARTICLE VI.

                                   TERMINATION

     Section 6.01. Termination. The obligations and responsibilities of each of the Transferors, each of the Originators, the Servicer and the Issuers created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last remaining Contract and the disposition of any amounts received upon disposition of any Defaulted Contracts and any Equipment leased thereunder; and (ii) the termination of the Indenture in accordance with the terms thereof; provided, however, that the indemnifications contained in Section 4.01(g) herein shall survive the termination of this Agreement and the other Transaction Documents.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. This Agreement may be amended from time to time by the parties hereto only with the prior written consent of the Indenture Trustee and the Noteholders and written confirmation from the Rating Agencies that amendment will not result in the reduction or withdrawal of any rating on any Class of Notes.

     Section 7.02. GOVERNING LAW. THIS AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 7.03. Waiver of Jury Trial. The Issuers, the Servicer, the Originators and the Transferors each hereby waive any right to have a jury participate in resolving any dispute, sounding in contract, tort, or otherwise arising out of, connected with, related to, or in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

     Section 7.04. Notices. All demands, notices, and communications under this Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile or telex with appropriate evidence of receipt (a) in the case of the Servicer, at the following address:
60 State Street, Boston Massachusetts 02109-1803, (b) in the case of Bravo, at the following address: 60 State Street, Boston Massachusetts 02109-1803, with a copy to the Originators as set forth in clause (e) below and to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Exposure Management, (c) in the case of Capital, at the following address: 60 State Street, Boston Massachusetts 02109-1803, with a copy to the Originators as set forth in clause (e) below, (d) in the case of LLC I, at the following address:
60 State Street, Suite 3205, Boston Massachusetts 02109-1803, and in the case of LLC II, at the following address: 60 State Street, Suite 3205, Boston Massachusetts 02109-1803, in each case with a copy to the Originators as set forth in clause (e) below, with a copy to Fleet Securities, Inc. at 100 Federal Street, Boston, Massachusetts 02110 and (e) in the case of the Originators, at their respective addresses set forth in Section 11.05 of the Indenture. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this
Section 7.04 for giving notice and by otherwise complying with any applicable terms of this Agreement.

     Section 7.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 7.06. Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may not be assigned by any of the Transferors, without the prior written consent of the Issuers and the Noteholders and, except as provided in Section 4.03, this Agreement may not be assigned by the Issuers without the prior written consent of the Noteholders. Whether or not expressly stated, all representations, warranties, covenants and agreements of the Originators, the Servicer, the Transferors and the Issuers in this Agreement, or in any document delivered by any of them in connection with this Agreement, shall be for the benefit of, and shall be exercisable by the Indenture Trustee for the benefit of the Noteholders.

     Section 7.07. Further Assurances. Each of the parties hereto agrees to do such further acts and things and to execute and deliver to the Indenture Trustee or any Noteholders such additional assignments, agreements, powers and instruments as are required by the Indenture Trustee or any Noteholders to carry into effect the purposes of this Agreement or to better assure and confirm unto the Indenture Trustee its rights, powers and remedies hereunder, provided that each of Bravo and Capital shall only be required to take any such actions if and to the extent reimbursement from another Person for any costs, expenses or liabilities incurred in taking such actions is reasonably assured.

     Section 7.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

     Section 7.09. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 7.10. Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Indenture Trustee and the Noteholders are intended third party beneficiaries of this Agreement.

     Section 7.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 7.12. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 7.13.Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     Section 7.14. No Bankruptcy Petition Against the Transferors or the Issuers. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Notes issued by the Issuers, it will not institute against any of Bravo, Capital or the Issuers, or join any other Person in instituting against any of the Transferors or the Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.14 shall survive the termination of this Agreement.

     Section 7.15. Limited Recourse to SPV Transferors. (a) Each of the parties hereto acknowledges that each of Bravo and Capital (each, an "SPV Transferor") is intended to be operated as a bankruptcy-remote entity which will enter into other securitization transactions and each other party hereto acknowledges and agrees that it shall have no right, title or interest in or to any assets or interests of either such SPV Transferor (other than the Contracts and Conveyed Assets conveyed or purported to be conveyed hereunder) which are conveyed or purported to be conveyed by such SPV Transferor to any other Person (whether by way of a sale, assignment, capital contribution or by virtue of the granting of a lien) ("Other Securitized Assets"). To the extent that, notwithstanding the agreements and provisions contained in the immediately preceding sentence, any Issuer or assignee thereof either (i) asserts an interest or claim to, or benefit from, Other Securitized Assets, whether asserted against or through an SPV Transferor or any other Person owned by an SPV Transferor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Securitized Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through an SPV Transferor or any other Person owned by an SPV Transferor, then each Issuer, by accepting the transfer of Conveyed Assets from an SPV Transferor, further acknowledges and agrees that any such interest, claim or benefit in or from Other Securitized Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of the SPV Transferor which, under the terms of the relevant documents relating to the securitization of such Other Securitized Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Securitized Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to priority of distribution or application under applicable law, including insolvency laws, and whether asserted against the applicable SPV Transferor or any other Person owned by such SPV Transferor), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Issuer, by accepting the transfer of Conveyed Assets from an SPV Transferor, further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 7.15 and the terms of this Section 7.15 may be enforced by an action for specific performance. The provisions of this Section 7.15 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.

     (b) Notwithstanding the foregoing, nothing in this Section 7.15 shall affect the rights of the Issuers to enforce any claims which the SPV Transferors may have against HPSC in respect of any representations, warranties, covenants and indemnities made by HPSC under the SPV Transferor Documents pursuant to which HPSC transfers certain assets to Bravo or Capital, as applicable, with respect to the Initial Conveyed Assets conveyed or purported to be conveyed by Bravo or Capital hereunder, all of which representations, warranties, covenants and indemnities are hereby assigned to the Issuers by each SPV Transferor as part of the Initial Conveyed Assets.



                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Receivables Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    HPSC, INC.


                                    By:  ________________________________
                                         Name:
                                         Title:



                                    AMERICAN COMMERCIAL FINANCE CORPORATION


                                    By:  ________________________________
                                         Name:
                                         Title:



                                    HSPC BRAVO FUNDING CORP.


                                    By:  ________________________________
                                         Name:
                                         Title:

                                    HPSC CAPITAL FUNDING, INC.


                                    By:  ________________________________
                                         Name:
                                         Title:



                                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I


                                    By:  ________________________________
                                         Name:
                                         Title:



                                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II


                                    By:  ________________________________
                                         Name:
                                         Title:

                                    EXHIBIT A

                          SUBSEQUENT TRANSFER AGREEMENT

     This Subsequent Transfer Agreement (this "Agreement"), dated as of ______________, is entered into among HPSC, Inc. ("HPSC"), a Delaware corporation, as an originator (an "Originator"), AMERICAN COMMERCIAL FINANCE CORPORATION ("ACFC"), a Delaware corporation as an originator (an "Originator", and together with HPSC, the "Originators"), in its individual capacity, HPSC BRAVO FUNDING CORP. ("Bravo" as a "Transferor" and together with HPSC and ACFC, the "Subsequent Transferors"), a Delaware corporation, as a "Transferor", and HPSC EQUIPMENT RECEIVABLES LLC I ("LLC I"), a Delaware limited liability company and HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II ("LLC II"), a Delaware limited liability company as issuers (each of LLC I and LLC II, an "Issuer", and collectively, the "Issuers").

     Pursuant to this Agreement and the Receivables Transfer Agreement, dated as of December 1, 2000 (the "Receivables Transfer Agreement"), among the Originators, the Servicer, the Subsequent Transferors and the Issuers, the parties hereto agree to the sale by [HPSC/ACFC] to [LLC I/LLC II] of the Subsequent Contracts listed on the attached List of Subsequent Contracts (hereinafter in this Agreement, the "Subsequent Contracts") and the Subsequent Conveyed Assets related thereto, and the pledge of the Subsequent Contracts and the Subsequent Conveyed Assets by [LLC I/LLC II] to the Indenture Trustee.

     Capitalized terms used and not defined herein have their respective meanings as set forth in the definitions contained in Annex A to the Receivables Transfer Agreement, which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     Section 1. Conveyance of Subsequent Contracts and Subsequent Conveyed
Assets.

         (a) Each of the Subsequent Transferors does hereby sell, assign, set over and convey to LLC I and/or LLC II [specify applicable entity at time of conveyance], without recourse, the Subsequent Contracts listed on the attached
Schedule 1A and Schedule 1B, respectively, and the Subsequent Conveyed Assets related thereto, whether now existing or hereinafter arising, without recourse (except as may be set forth in the Servicing Agreement).

         (b) The parties hereto intend that the transactions set forth herein constitute a sale and an absolute assignment by HPSC and ACFC, as applicable, to LLC I and/or LLC II on the Subsequent Transfer Date of all of HPSC's and ACFC's, as applicable, respective right, title and interest in and to such Subsequent Contracts and Subsequent Conveyed Assets. In the event the transactions set forth herein shall be deemed not to be a sale and an absolute assignment, each of the Subsequent Transferors hereby grants to LLC I and/or LLC II as of the Subsequent Transfer Date a first priority perfected security interest in all of each Subsequent Transferor's respective right, title and interest in, to and under such Subsequent Contracts and Subsequent Conveyed Assets and all income and proceeds thereof, to secure all of such Subsequent Transferor's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law, and in such event, the parties hereto acknowledge that the Indenture Trustee, in addition to holding the Subsequent Contracts and Subsequent Conveyed Assets for the benefit of the Noteholders, holds the Subsequent Contracts and Subsequent Conveyed Assets as assignee of LLC I and/or LLC II as secured party.

         (c) Annexed hereto is a List of Subsequent Contracts listing the Contracts that constitute the Subsequent Contracts sold by HPSC and ACFC, respectively, to LLC I and/or LLC II pursuant to this Agreement on the date hereof.

     Section 2. Representations and Warranties; Conditions Precedent.

         (a) Each of the Subsequent Transferors hereby affirm the representations and warranties set forth in Section 3.01(a), Section 3.01(b) and
Section 3.02 of the Receivables Transfer Agreement that relate to such Transferor as of the date hereof.

         (b) Each of the Originators and the Servicer, as applicable, hereby affirm (i) the representations and warranties set forth in Section 3.01(a) and
Section 3.01(b), respectively, as of the date hereof and (ii) that each Subsequent Contract satisfies the representations and warranties set forth in
Section 3.02 of the Receivables Transfer Agreement relating to the Contracts, which representations and warranties are herby re-made and incorporated by reference as if fully set forth herein.

         (c) Each of the Subsequent Transferors is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; each such Subsequent Transferor will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its respective obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against any of the Subsequent Transferors prior to the date hereof.

         (d) All terms and conditions of the Receivables Transfer Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Receivables Transfer Agreement.

         (e) Each of the Subsequent Transferors, the Servicer and each of the Originators hereby confirm that each of the conditions precedent set forth in Sections 2.02(c) and 5.02 of the Receivables Transfer Agreement have been satisfied as of the date hereof.

         (f) Each of the Subsequent Transferors, the Servicer and each of the Originators represent and warrant that the aggregate Discounted Contract Balance and the outstanding Revolver Balance of the Subsequent Contracts listed on the List of Subsequent Contracts annexed hereto and sold to LLC I and/or LLC II pursuant to this Agreement as of the related Subsequent Cut-Off Date is $__________.

     Section 3. Grant from LLC II to Indenture Trustee. LLC I and/or LLC II hereby grants, as of the Subsequent Transfer Date, to the Indenture Trustee for the benefit of the

Noteholders to secure all of LLC I and/or LLC II's obligations under the Indenture, a security interest in all of LLC I and/or LLC II's right, title and interest in and to, whether now existing or hereafter created, (a) the Subsequent Contracts and the Subsequent Conveyed Assets; (b) all funds on deposit from time to time in the Lockbox Account and the Collection Account allocable to the Subsequent Contracts and the Subsequent Conveyed Assets; (c) all its rights under this Agreement; and (d) all present and future claims, demands, causes and of choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

     Section 4. Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 5. Waiver of Jury Trial. The Issuers, the Servicer, the Originators and the Subsequent Transferors each hereby waive any right to have a jury participate in resolving any dispute, sounding in contract, tort, or otherwise arising out of, connected with, related to, or in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.

     Section 6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 7. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Subsequent Transferors, the Originators, the Servicer, the Issuers and their respective successors and permitted assigns.

     Section 8. Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Indenture Trustee and the Noteholders are intended and express third party beneficiaries of this Agreement.

     Section 9. No Bankruptcy Petition Against the Transferors or the Issuers. Each of the parties hereto agrees that, prior to the date that is one year and one day after the payment in full of the latest maturing Notes issued by the Issuers, it will not institute against any of Bravo or the Issuers, or join any other Person in instituting against any of the Subsequent Transferors or the Issuers, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 9 shall survive the termination of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Subsequent Transfer Agreement as of the day and year first written above.

                                    HPSC, INC.


                                    By:  ________________________________
                                         Name:
                                         Title:



                                    AMERICAN COMMERCIAL FINANCE CORPORATION


                                    By:  ________________________________
                                         Name:
                                         Title:



                                    [HPSC BRAVO FUNDING CORP.]


                                 [If applicable]
                                    By:  ________________________________
                                         Name:
                                         Title:

                                         HPSC EQUIPMENT RECEIVABLES 2000-1 LLC I



                                    By:  ________________________________
                                         Name:
                                         Title:



                                    HPSC EQUIPMENT RECEIVABLES 2000-1 LLC II


                                    By:  ________________________________
                                         Name:
                                         Title:

                             SCHEDULE I to EXHIBIT A

                          LIST OF SUBSEQUENT CONTRACTS

                                   SCHEDULE 1

                            LIST OF INITIAL CONTRACTS